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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                                  June 26, 2000





                            MOORE CORPORATION LIMITED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  Ontario                       I-8014                           98-0154502
------------               ----------------                   ---------------
(State or other            (Commission File                   (IRS Employer
 jurisdiction of                Number)                     Identification No.)
 incorporation)


       1 First Canadian Place, Toronto, Ontario, Canada           M5X 1G5
       ------------------------------------------------           -------

       (Address of Principal Executive Offices)                  (Zip Code)


                                  416-364-2600
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5   OTHER EVENTS


         The press release issued on June 26, 2000 attached as Exhibit 99.1 is incorporated herein by reference.





















ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         99.1. Press release dated June 26, 2000 issued by the registrant.


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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                                   MOORE CORPORATION LIMITED
                                                              (Registrant)

                                                   BY:



                                                   S/B  J.V. Laurie
                                                   ------------------------
                                                   J.V. Laurie
                                                   Vice President and Treasurer



                                                   BY:



                                                   S/B K.A. Murphy
                                                   ------------------------
                                                   K.A. Murphy
                                                   Assistant Secretary


Dated: June 28, 2000